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                                                                EXHIBIT 10.36


                           GENERAL SECURITY AGREEMENT

     This SECURITY AGREEMENT, dated as of November 20, 1995, made by All American Goodson, Inc. ("AAG" or the "Debtor") in favor of The Interpublic Group of Companies, Inc. ("IPG") as contemplated by the Intercreditor Agreement, dated as of October 6, 1995, by and among Chemical Bank acting for itself and as Agent, IPG, AAG, All American Communications, Inc. ("AACI"), All American Fremantle II, Inc. ("AAFII"), All American Television II, Inc. ("AATII") and Mark Goodson Productions, LLC (the "LLC") (the "Intercreditor Agreement").

                             W I T N E S S E T H :

     WHEREAS, the LLC, IPG and AACI have entered into an Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of October 6, 1995, with Mark Goodson Productions, L.P., The Child's Play Company (together the "Sellers") and certain other parties pursuant to which the LLC and IPG have purchased certain of the assets and the LLC has assumed certain liabilities of the Sellers; and

     WHEREAS, the LLC and AAG have entered into a License Agreement (the "Main License Agreement"), dated as of October 6, 1995, with respect to the exploitation of the Library Rights, Library Physical Properties, Programs (as each of the foregoing terms is defined in the Main License Agreement) or portions thereof or rights therein acquired pursuant to the Asset Purchase Agreement including, without limitation the right to sublicense to third parties the rights granted in the Main License Agreement; and

     WHEREAS, AACI, AAG, IPG and Infoplan International, Inc. ("Infoplan") have entered into an Amended and Restated Operating Agreement (the "Operating Agreement"), dated as of October 6, 1995, in connection with the operations of the LLC which Operating Agreement became effective immediately after the Final Closing (as defined in the Asset Purchase Agreement); and

     WHEREAS, each of AAG, AAFII and AATII (each, a "Guarantor" and collectively, the "Guarantors") have entered into a Guaranty (each a "Guaranty" and collectively the "Guaranties"), dated as of the date hereof, in favor of IPG guaranteeing the Guarantor Obligations (as defined in the Intercreditor Agreement); and


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     WHEREAS, each of AAFII and AATII have entered into a Security Agreement
(together with this Agreement, the "Security Agreements"), dated as of the date hereof, substantially in the form of this Agreement; and

     WHEREAS, each of AACI, AAG, All American Television, Inc. ("AAT") and All American Fremantle International Inc. ("AAF") have entered into a Pledge Agreement (the "Pledge Agreements"), dated as of the date hereof, in favor of IPG pursuant to which AACI, AAT and AAF have pledged their respective right, title and interest in all of the issued and outstanding capital stock of AAG, AATII and AAFII and AACI and AAG have pledged their respective membership interests in the LLC to IPG in connection with the Guarantor Obligations; and

     WHEREAS, the parties hereto desire to enter into this General Security Agreement (this "Agreement") in connection with each of the Guaranties wherein the Guarantor's Obligations under the Guaranty to which it is a party will be secured by a security interest in the Collateral (as hereinafter defined) subordinated to the Senior Obligations (as hereinafter defined) to the extent and on the terms and conditions set forth in the Intercreditor Agreement; and

     NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged by the parties, the parties hereto agree as follows:

     1. Interpretation; Defined Terms.

     (a) In this Agreement, references to a Person include its successors and assigns and references to a document are references to that document as amended, modified, novated or supplemented through the time such reference becomes effective.

     (b) The following terms shall have the following meanings (which shall be applicable to both the singular and plural forms of the terms defined):

           "Account Debtor" means any "account debtor," as such term is defined in section 9-105(1)(a) of the UCC.

           "Accounts" means any "account," as such term is defined in section 9-106 of the UCC, and, to the extent not included within such definition, all accounts receivable, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) whether arising out of goods sold or services rendered by Debtor or from any other transaction, whether or not the same involves the sale of goods or services by Debtor (including, without limitation,

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      any such obligation which might be characterized as an account or contract right under the UCC) and all of Debtor's rights in, to and under all purchase orders or receipts for goods or services, and all of Debtor's rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all moneys due or to become due to Debtor under all contracts for the sale of goods or the performance of services or both by Debtor (whether or not yet earned by performance on the part of Debtor or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing; in each case whether now owned or hereafter received or acquired by or belonging or owing to Debtor (including, without limitation, under any trade names, styles or divisions thereof).

           "Business Day" means any day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or required by law or executive order to close.

           "Chattel Paper" means any "chattel paper," as such term is defined in section 9-105(1)(b) of the UCC, now owned or hereafter acquired by Debtor.

           "Collateral" has the meaning assigned to such term in Section 2 of this Agreement.

           "Contracts" means all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which Debtor may now or hereafter have any right, title or interest, including, without limitation, all Licenses and with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

           "Copyrights" means copyrights and copyrightable works (including without limitation rights to computer software) of the Debtor in any jurisdiction along with any and all (i) registrations or applications for registration of copyrights and renewals or extensions thereof, (ii) income, royalties, damages and payments now or hereafter due and/or payable to Debtor with respect thereto, including, without limitation, damages and payments for past or future infringements or misappropriation thereof, (iii) rights to sue for past, present and future infringements or misappropriation thereof, and (iv) all other Proceeds thereof or rights corresponding thereto throughout the world.


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           "Documents" means any "documents," as such term is defined in section
      9-105(1)(f) of the UCC, now owned or hereafter acquired by Debtor.

           "Equipment" means any "equipment" as such term is defined in section 9-109(2) of the UCC and, to the extent not included within such definition, all machinery, equipment, furnishings, fixtures, vehicles and computers and other electronic data-processing and other office equipment and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto; in each case whether now owned or hereafter acquired by Debtor.

           "Event of Default" means the occurrence and continuance of any of the following events: (i) any of AACI, AAG, AATII or AAFII, as the case may be, shall default in the payment or performance of any Guarantor Obligation; (ii) any of AACI, AAG, AATII, AAFII, AAF or AAT, as the case may be, shall default in the due observance or performance of any covenant, condition or agreement to be observed or performed pursuant to the terms of any Guaranty, Security Agreement or Pledge Agreement to which it is a party and, in the case of a default that is capable of being cured, such default shall continue unremedied for 10 Business Days after the defaulting party has received written notice of the occurrence of such default or otherwise obtained knowledge of such occurrence; (iii) any representation or warranty made by any of AACI, AAG, AATII, AAFII, AAF or AAT in any Guaranty, Security Agreement or Pledge Agreement shall prove to have been false or misleading in any material respect when made or delivered; or (iv) any Person shall, or shall seek to, seize, take or realize upon the Collateral.

           "GAAP" means generally accepted accounting principles consistently applied.

           "General Intangibles" means any "general intangibles" as such term is defined in section 9-106 of the UCC and, to the extent not included within such definition, all right, title and interest which Debtor may have in or under any License, Contract, all customer lists, Trademarks, Patents, Copyrights, other rights in intellectual property, permits, trade secrets, proprietary or confidential information, inventions (whether patented or patentable or not) and technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records, goodwill and rights of indemnification; in each case whether now owned or hereafter acquired by Debtor.

           "Instruments" means any "instrument" as such term is defined in section 9-105(1)(i) of the UCC, now owned or hereafter acquired by Debtor, other than

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      instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

           "Inventory" means any "inventory" as such term is defined in section 9-109(4) of the UCC and, to the extent not included within such definition, all inventory, merchandise, goods and other personal property which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in Debtor's business, or the processing, packaging, delivery or shipping of the same, and all finished goods; in each case whether now owned or hereafter acquired by Debtor.

           "Licenses" means license agreements, including, without limitation, the Main License Agreement and any sublicenses entered into in connection therewith, in which Debtor grants or receives a grant of any interest in any Trademarks, Patents, Copyrights, trade secrets, proprietary or confidential information, or any other intellectual property, including, without limitation, any Library Rights, Library Physical Properties, Programs or portions thereof or rights therein and any and all (i) renewals, extensions, supplements and amendments thereof, (ii) income, royalties, damages and payments now or hereafter due or payable to Debtor with respect thereto, including, without limitation, damages and payments for past or future violations or infringements or misappropriation thereof, (iii) rights to sue for past, present and future violations or infringements thereof, and (iv) all other Proceeds thereof or rights corresponding thereto throughout the world.

           "Lien" shall have the meaning ascribed to such term in the Guaranties.

           "Patents" means patents and patent applications of the Debtor in any jurisdiction along with any and all (i) inventions and improvements described and claimed therein, (ii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (iii) income, royalties, damages and payments now or hereafter due and/or payable to Debtor with respect thereto, including, without limitation, damages and payments for past or future infringements or misappropriation thereof,
      (iv) rights to sue for past, present and future infringements or misappropriation thereof, and (v) all other Proceeds thereof or rights corresponding thereto throughout the world.

           "Permitted Liens" shall have the meaning ascribed to such term in the Guaranties.


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           "Person" means any natural person, corporation, division of a corporation, partnership, trust, joint venture, association, company, limited liability company, estate, unincorporated organization or governmental entity.

           "Proceeds" means "proceeds" as such term is defined in section 9-306(1) of the UCC and, to the extent not included within such definition, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

           "Senior Obligations" shall have the meaning ascribed to such term in the Intercreditor Agreement.

           "Trademarks" means trademarks (including service marks, brand names, certification marks, collective marks, trade dress and trade names, whether registered or at common law) of the Debtor in any jurisdiction, registrations and applications in any jurisdiction therefor, the goodwill of Debtor's business connected therewith and symbolized thereby, along with any and all (i) extensions, modifications or renewals thereof, (ii) income, royalties, damages and payments now or hereafter due or payable or both with respect thereto, including, without limitation, damages and payments for past or future infringements or misappropriations thereof,
      (iii) rights to sue for past, present and future infringements or misappropriations thereof, and (iv) all other Proceeds thereof or rights corresponding thereto throughout the world.

           "Transaction Accounts" means the AAG Expense Account, AAG Funds Account, Interest Reserve Account and LLC Funds Account as each of the foregoing terms is defined in the Intercreditor Agreement.

           "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of IPG's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, or by the laws of a jurisdiction other than a state of the United States, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction or such

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      other laws, as the case may be, for purposes of the provisions hereof relating to such attachment, perfection or priority.

     2. Grant of Security Interest; Grant of Intellectual Property License. As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Guarantor Obligations, Debtor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers, and hereby grants, to IPG, a security interest in all of the Debtor's right, title and interest in and to the following property, in each case whether now owned or hereafter acquired (all of which are hereinafter collectively referred to as the "Collateral"):

           (i) all Accounts;

           (ii) all Chattel Paper;

           (iii) all Contracts;

           (iv) all Transaction Accounts;

           (v) all Documents;

           (vi) all Equipment;

           (vii) all General Intangibles;

           (viii) all Instruments;

           (ix) all Inventory;

           (x) all other goods and personal property, whether tangible or intangible or whether now owned or hereafter acquired and wherever located;

           (xi) to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing; and

           (xii) all books and records relating to any of the foregoing.

     3. Rights of IPG; Limitations on IPG's Obligations. (a) It is expressly agreed by Debtor that, anything herein to the contrary notwithstanding, Debtor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the

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conditions and obligations to be observed and performed by it thereunder and
Debtor shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract or License. IPG shall not have any duty, responsibility, obligation or liability under any Contract or License by reason of or arising out of this Agreement or the granting to IPG of a security interest therein or the receipt by IPG of any payment relating to any Contract or License pursuant hereto, nor shall IPG be required or obligated in any manner to perform or fulfill any of the obligations of Debtor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which it may have been entitled to or to which it may be entitled at any time or times.

     (b) Subject to the terms and conditions of the Intercreditor Agreement, if an Event of Default with respect to Debtor has occurred and is continuing, at the request of IPG, Debtor shall deliver to IPG all original and other documents evidencing, and relating to, the sale and delivery of Inventory or the performance of labor or service which created its Accounts, including, without limitation, all original orders, invoices and shipping receipts; and, prior to the occurrence of an Event of Default, Debtor shall deliver photocopies thereof to IPG at its reasonable request.

     (c) Subject to the terms and conditions of the Intercreditor Agreement, IPG may, upon the occurrence and during the continuation of any Event of Default with respect to Debtor, notify Account Debtors of Debtor, parties to the Contracts of Debtor, obligors in respect of Instruments of Debtor and obligors in respect of Chattel Paper of Debtor that the Accounts and the right, title and interest of Debtor in and under such Contracts, such Instruments and such Chattel Paper have been assigned to IPG and that payments shall be made directly to IPG. Subject to the terms and conditions of the Intercreditor Agreement, upon the request of IPG if an Event of Default has occurred and is continuing, Debtor will so notify such Account Debtors, parties to such Contracts, obligors of such Instruments and obligors in respect of such Chattel Paper.


     4. Representations and Warranties. Debtor hereby represents and warrants as of the date of this Agreement that:

     (a) Except for the security interest granted by this Agreement or pursuant to the Intercreditor Agreement, Debtor is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto, free

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and clear of any and all Liens whatsoever, other than Permitted Liens.  No material liability under or in connection with any of its Accounts or Contracts is evidenced by Instruments which have not been delivered to IPG. All Instruments receivable of Debtor as of the date of this Agreement are listed on
Schedule III hereto.

     (b) No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except (i) such as may have been filed by Debtor in favor of IPG pursuant to this Agreement,
(ii) filings as to which an effective termination statement has been delivered to IPG, or (iii) filings with respect to Permitted Liens.

     (c) Appropriate financing statements having been filed in the jurisdictions listed on Schedule I hereto. This Agreement is effective to create a valid and continuing first priority perfected security interest in the Collateral of Debtor with respect to which a security interest may be perfected by filing pursuant to the UCC in favor of IPG, prior to all other Liens other than Permitted Liens, and is enforceable as such as against creditors of and purchasers from Debtor (other than purchasers of Inventory in the ordinary course of business). All action necessary or desirable to protect and perfect such security interest in each item of the Collateral of Debtor has been duly taken.

     (d) Debtor's principal place of business and the place where its records concerning the Collateral are kept and the location of its Inventory, Equipment and all books and records pertaining to the foregoing are as set forth on
Schedule II hereto, and Debtor will not change such principal place of business or remove such records or change the location of its Inventory, Equipment and books and records pertaining to the foregoing unless it has given IPG 30 days advance notice of such change and has taken such action as is necessary or, in the reasonable judgment of IPG, appropriate to cause the security interest of IPG in the Collateral to continue to be perfected.

     (e) The amount represented by Debtor to IPG from time to time as owing by each Account Debtor or by all Account Debtors in respect of the Accounts of Debtor will at such time be the correct amount actually and unconditionally owing by such Account Debtors thereunder. Each such Account represents a bona fide sale of Inventory or provision of services to customers, subject to no setoffs, claims or disputes other than as disclosed to IPG, and Debtor has no knowledge as of the date hereof (other than as disclosed to IPG) that the related Account Debtor is unable generally to pay its debts as they become due.

     (f) Debtor has the full right, power and authority to enter into this Agreement and to grant all of the right, title and interest herein granted by it; the execution, delivery and performance by Debtor of this Agreement do not and will not contravene Debtor's charter or

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by-laws or any contractual restriction binding on or affecting Debtor or any of its properties; no consent of any third party is required in connection with Debtor's execution and delivery of this Agreement (other than such as have been obtained); and this Agreement has been duly executed and delivered by Debtor and is a legal, valid and binding obligation of Debtor enforceable against Debtor in accordance with its terms.

     5. Covenants. Debtor covenants and agrees that, subject to the terms and conditions of the Intercreditor Agreement, from and after the date of this Agreement and until the Guarantor Obligations have been fully and irrevocably paid or satisfied:

     (a) Further Documentation; Pledge of Instruments. From time to time, upon the written request of IPG, and at the sole expense of Debtor, Debtor will promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as IPG may reasonably deem appropriate or desirable to obtain or further assure the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) using its commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to IPG of any Contract held by Debtor or in which Debtor has any rights not heretofore assigned, (ii) the filing of any financing or continuation statements under the UCC with respect to the security interests granted hereby, (iii) taking such other action as IPG reasonably requests to perfect its security interest in such Collateral, and
(iv) discharging or obtaining waivers of Liens (other than Permitted Liens) on the Collateral. Debtor also hereby authorizes IPG to file on its behalf any such financing or continuation statement without the signature of Debtor to the extent permitted by applicable law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, such Instrument shall be immediately pledged to IPG hereunder.

     (b) Maintenance of Records. Debtor will keep and maintain at its own cost and expense records of the Collateral that are complete and reasonably satisfactory to IPG, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Debtor will mark its books and records pertaining to the Collateral to evidence this Agreement and the security interests granted hereby. If reasonably requested by IPG, all Chattel Paper will be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of The Interpublic Group of Companies, Inc., pursuant to a Security Agreement dated as of [Signing Date]". If reasonably requested by IPG, the security interest of IPG shall be noted on the certificate of title of each vehicle owned by Debtor. For IPG's further security, Debtor agrees that IPG shall have a special property interest in all of Debtor's books and records pertaining to the Collateral and, upon the occurrence and during the

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continuation of any Event of Default with respect to Debtor, Debtor shall deliver and turn over any such books and records to IPG or to its representatives at any time on demand of IPG, subject to the rights of the Agent pursuant to or contemplated by the Intercreditor Agreement. Prior to the occurrence and continuation of an Event of Default with respect to Debtor, at reasonable times and with reasonable notice from IPG, Debtor shall promptly permit any representative of IPG to inspect such books and records and will provide photocopies thereof to IPG.

     (c) Indemnification. In any suit, proceeding or action brought by IPG, subject to the rights of the Agent pursuant to or contemplated by the Intercreditor Agreement, relating to any Account, Chattel Paper, Contract, General Intangible or Instrument of Debtor for any sum owing thereunder, or to enforce any provision of any of the foregoing, Debtor will indemnify and keep IPG harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Debtor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Debtor, and all such obligations of Debtor shall be and remain enforceable against and only against Debtor and shall not be enforceable against IPG.

     (d) Compliance with Terms of Accounts, etc. Debtor will perform and comply with all obligations in respect of Accounts, Chattel Paper, Contracts and Licenses and all other agreements to which it is a party or by which it is bound, except to the extent disputed in the ordinary course of business and in respect of which adequate reserves have been taken in accordance with GAAP.

     (e) Limitation on Liens on Collateral. Debtor will not create, permit or suffer to exist, and Debtor will defend the Collateral against and take such other action as is necessary or as IPG reasonably deems appropriate to remove, any Lien (other than Permitted Liens) on the Collateral, and will defend the validity and priority of IPG's security interest in and to any of Debtor's rights under its Chattel Paper, Contracts, Documents, General Intangibles and Instruments and to its Equipment and Inventory and in and to the Proceeds thereof against the claims and demands of all Persons whomsoever (other than against the claims of the Agent in connection with the Senior Obligations).

     (f) Limitations on Modifications of Accounts. Upon the occurrence and during the continuation of any Event of Default, Debtor will not, without IPG's prior written consent (which consent will not be unreasonably withheld or delayed), grant any extension of the time of payment of any of the Accounts, Chattel Paper or Instruments, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly,

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any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than trade discounts granted in Debtor's ordinary course of business as conducted on the date hereof.

     (g) Further Identification of Collateral. Debtor will furnish to IPG, as often as IPG reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as IPG may reasonably request, all in reasonable detail.

     (h) Notices. Debtor will advise IPG promptly, in reasonable detail, (i) of any Lien or claim made or asserted against any of the Collateral, other than Permitted Liens, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.

     (i) Right of Inspection. Upon reasonable notice to Debtor (unless an Event of Default with respect to Debtor has occurred and is continuing, in which case no notice is necessary), IPG shall at all times have full and free access during normal business hours (i) to all the books and records and correspondence of Debtor, and IPG or its representatives may examine the same, take extracts therefrom and make photocopies thereof, and Debtor agrees to render to IPG, at Debtor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto and (ii) subject, in the case of premises not owned by Debtor, to the rights of third parties (whose cooperation Debtor will make reasonable efforts to procure) to any premises where any of Debtor's Equipment or Inventory is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

     (j) Continuous Perfection. Debtor will not change its name or identity, or its corporate structure in any manner that could make any financing statement related to Collateral misleading, unless Debtor shall have given IPG at least thirty (30) days' prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by IPG to amend such financing statement or continuation statement so that it is not misleading.

     (k) Corporate Existence. Debtor will do or cause to be done all things reasonably necessary to preserve, renew and keep in full force and effect its corporate existence, rights, licenses, permits and franchises, and comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, any governmental authority.


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        (l) Taxes and Charges.  Debtor will duly pay and discharge, or cause to be paid and discharged, before the same shall become in arrears (after giving effect to applicable extensions), all taxes, assessments, levies and other governmental charges, imposed upon Debtor or its properties, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies which if unpaid might by law become a Lien upon any property of Debtor; provided, however, that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if Debtor shall have set aside on its books reserves (the presentation of which is segregated to the extent required by GAAP) adequate with respect thereto if reserves shall be deemed necessary; and provided, further, that Debtor will pay all such taxes, assessments, levies or other governmental charges forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor.

     6. IPG's Appointment as Attorney-in-Fact. (a) Debtor hereby irrevocably constitutes and appoints IPG and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in its own name, from time to time in IPG's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives IPG the power and right, during the occurrence and continuation of an Event of Default, on behalf of Debtor, without notice to or assent by Debtor, to do the following to the extent permitted by the Intercreditor Agreement:

           (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of Debtor or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by IPG for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by IPG for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

           (ii) to pay or discharge taxes or Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

           (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly into the "cash collateral account", as such term is defined in the Intercreditor Agreement or, if such account is no longer in effect, any other accounts established pursuant to paragraph 10 hereof, provided that, to the extent that pursuant to the relevant Guaranty Debtor owes money to IPG, IPG shall have the power and right to direct any such party to make payment directly to IPG or as IPG shall otherwise direct; (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against Debtor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as IPG may deem appropriate; (G) to license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patent, Copyright, trade secret or Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as IPG shall in its sole discretion determine; and (H) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though IPG were the absolute owner thereof for all purposes, and to do, at IPG's option and Debtor's expense, at any time, or from time to time, all acts and things which IPG reasonably deems necessary or appropriate to protect, preserve or realize upon the Collateral and IPG's interest therein, in order to effect the intent of this Agreement, all as fully and effectively as Debtor might do; provided that, proceeds resulting from actions taken pursuant to this clause (H) shall be deposited directly into the cash collateral account or, if such account is no longer in effect, any other accounts established pursuant to paragraph 10 hereof, provided, further, that to the extent that pursuant to the relevant Guaranty Debtor owes money to IPG, such proceeds shall be paid directly to IPG or as IPG shall direct.

     (b) IPG agrees that, except upon the occurrence and during the continuation of an Event of Default, it will forebear from exercising the power of attorney or any rights granted to IPG pursuant to this Section 6. Debtor hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until the Guarantor Obligations are fully satisfied.

     (c) The powers conferred on IPG hereunder are solely to protect IPG's interests in the Collateral and shall not impose any obligation or duty upon it to exercise any such powers. IPG shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act, except for its own gross negligence or willful misconduct.

     (d) Debtor also authorizes IPG to the extent permitted by the Intercreditor Agreement, at any time and from time to time as is necessary to maintain, protect and preserve its interest in the Collateral and, for any other reason, at any time and from time to time following the payment and performance in full of the Senior Obligations, upon the occurrence and during the continuation of any Event of Default with respect to Debtor, (i) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of Debtor in and under the Contracts hereunder and other matters relating thereto and (ii) to execute, in connection with the sale provided for in Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     7. Performance by IPG of Debtor's Obligations. If Debtor fails to perform or comply with any of its agreements contained herein in any material respect and IPG, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of IPG incurred in connection with such performance or compliance shall be payable by Debtor to IPG on demand and shall constitute Guarantor Obligations secured hereby. If Debtor does not pay such expenses within 5 days of IPG's demand, Debtor shall pay such expenses plus interest thereon at an annual rate equal to the Default Rate (as such term is defined in the Operating Agreement).

     8. Remedies. (a) If an Event of Default with respect to Debtor shall occur and be continuing, IPG may, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Guarantor Obligations and subject to the terms and conditions of the Intercreditor Agreement, exercise all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Debtor expressly agrees that in any such event IPG, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of the time and place of public or private sale) to or upon Debtor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by the UCC and other applicable law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of IPG's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. IPG shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Debtor hereby releases to the extent permitted by law. Debtor further agrees, at IPG's request, to assemble the Collateral and make it available to IPG at places which IPG shall reasonably select, whether at Debtor's premises or elsewhere. Debtor will remain liable for any deficiency remaining unpaid after application of the proceeds of such collection, recovery, receipt, appropriation, realization or sale. To the maximum extent permitted by applicable law, Debtor waives all claims, damages, and demands against IPG arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of IPG. Debtor agrees that IPG need not give more than ten (10) days' notice (which notification shall be deemed given when delivered on an overnight basis, postage prepaid, addressed to Debtor at its address referred to in Section 11 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which IPG is entitled, Debtor also being liable for the reasonable fees of any attorneys employed by IPG to collect such deficiency, provided that, any moneys paid by Debtor pursuant to such liability shall be deposited directly into the cash collateral account or, if such account is no longer in effect, any other accounts established pursuant to paragraph 10 hereof, provided, further, that to the extent that pursuant to the relevant Guaranty Debtor owes money to IPG, such moneys shall be paid directly to IPG or as IPG shall direct.


     (b) Debtor also agrees to pay all reasonable costs of IPG, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies against Debtor hereunder.

     (c) Debtor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral except as expressly provided for herein.

     9. Limitation on IPG's Duty in Respect of Collateral. IPG shall not have any duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, except that IPG shall use reasonable care with respect to the Collateral in its possession or under its control and except as otherwise required by law. Upon request of Debtor, IPG shall account for any moneys received by it in respect of any foreclosure on or disposition of the Collateral of Debtor.

     10. Disbursement of Funding under the Intercreditor Agreement. Prior to the payment in full and performance in full of the Senior Obligations the parties hereto shall agree upon procedures for the disbursement of funds in connection with the subject matter of the Intercreditor Agreement and the priority of such disbursements, which agreed upon procedures, including, without limitation, the establishment of such number of bank accounts as the parties determine is necessary and appropriate to replace the currently existing accounts referred to in the Intercreditor Agreement, and priorities shall replace the provisions of Sections 2 and 3 of the Intercreditor Agreement in effect on the date hereof upon the payment in full of the Senior Obligations.

     11. Termination; Reinstatement. (a) This Agreement and the security interests created or granted hereby shall terminate on the earlier of (i) the date that the last of the Guarantor Obligations shall have been fully and indefeasibly paid and satisfied or (ii) the date that IPG releases the Guarantor from its obligations hereunder pursuant to that certain Option Agreement, dated as of October 6, 1995, by and among AACI, IPG and Infoplan, at which time IPG shall, if requested by Debtor, execute and deliver to Debtor for filing in each office in which any security agreement, notice or other filing, or any part thereof, shall have been filed, an instrument releasing IPG's security interest in the Collateral, and such other documents and instruments to terminate any security interest of IPG granted hereby as Debtor may reasonably request, all without recourse upon, or warranty whatsoever by, IPG, except that the same shall be free and clear of any claims, liens or encumbrances created by or in respect of IPG, and at the cost and expense of Debtor.

     (b) This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Debtor for liquidation or reorganization, should Debtor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Debtor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guarantor Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Guarantor Obligations, whether as a voidable preference, fraudulent conveyance, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guarantor Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     12. Notices. Any communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been validly served, given or delivered (i) upon the earlier of actual receipt and three days after deposit in the United States Mail, registered or certified mail, with proper postage prepaid, (ii) upon transmission, when sent by telecopy or other similar facsimile transmission (promptly confirmed by personal delivery or United States Mail as otherwise provided in this Section 12), (iii) one Business Day after deposit with a reputable overnight courier with all charges prepaid or
(iv) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address or facsimile number indicated below or to such other address or facsimile number as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any communication to any Person (other than IPG or Debtor) designated below to receive copies shall in no way adversely affect the effectiveness of such communication.

     (a) If to IPG, at:

         The Interpublic Group of Companies, Inc.
         1271 Avenue of the Americas
         New York, New York  10020
         Attention:  William S. Keating, Esq.
         Telecopy:  (212) 399-8280

         with a copy to:

         Cleary, Gottlieb, Steen & Hamilton
         One Liberty Plaza
         New York, New York 10006
         Attention:  Richard J. Cooper, Esq.
         Telecopy:  (212) 225-3999

(b)  If to Debtor, at:

     All American Goodson, Inc.
     c/o All American Communications, Inc.
     2114 Pico Boulevard
     Santa Monica, California  90405
     Attention:  Thomas Bradshaw
     Telecopy:  (310) 314-7280

     with a copy to:

     Kaye, Scholer, Fierman, Hays & Handler
     1999 Avenue of the Stars
     Suite 1600
     Los Angeles, California  900671-6048
     Attention:  Barry L. Dastin, Esq.
     Telecopy:  (310) 788-1200

     13. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction to the fullest extent permitted by law, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     14. No Waiver; Cumulative Remedies. IPG shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing and signed by IPG, and then only to the extent therein set forth. A waiver by IPG of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which IPG would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of IPG, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by IPG and, except in the case of waivers by IPG, by Debtor.

     15. Successors; Assignments and Transfers. This Agreement and all obligations of Debtor hereunder shall be binding upon the successors and assigns of Debtor, and shall, together with the rights and remedies of IPG hereunder, inure to the benefit of IPG and its successors and assigns. The Guarantor shall not consent or agree to any assignments, transfers or other dispositions of any agreement governing or evidencing the Guarantor Obligations or any portion thereof or interest therein that would adversely affect the security interest granted to IPG hereunder.

     16. GOVERNING LAW, ETC. THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF. DEBTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT OR UNITED STATE FEDERAL COURT, IN EITHER CASE SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN OVER ANY ACTION, SUIT OR OTHER PROCEEDING BROUGHT BY ANY PARTY ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND DEBTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY HAVE BASED UPON LACK OF
PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS.   DEBTOR HEREBY
IRREVOCABLY APPOINTS KAYE, SCHOLER, FIERMAN, HAYS & HANDLER, 425 PARK AVENUE, NEW YORK, NEW YORK 10022 (ATTENTION: WILLIAM E. WALLACE), AS ITS AGENT TO RECEIVE SERVICE OF SUMMONS, AND COMPLAINTS AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING. NOTHING IN THIS AGREEMENT SHALL, HOWEVER, BE DEEMED OR OPERATE TO PRECLUDE IPG FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO COLLECT THE SECURED OBLIGATIONS, TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SECURED OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF IPG, PROVIDED THAT IPG RECOGNIZES THAT ITS RIGHTS HEREUNDER ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE INTERCREDITOR AGREEMENT.

     17. Indemnification against Excise and Other Taxes. Debtor agrees to pay, and forthwith upon demand indemnify IPG against, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales, stamp, registration or other similar tax which is or becomes payable with respect to any of the Collateral.

     18. Counterparts. This Agreement may be executed in any number of counterparts, and this shall have the same effect as if the signatures on the counterparts were set forth on a single copy of this Agreement.

     19. WAIVER OF JURY TRIAL. THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.

                                       ALL AMERICAN GOODSON, INC.


                                       By:
                                           -----------------------------
                                           Name:
                                           Title:

Accepted and agreed by:

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By:
     ----------------------------------
     Name:
     Title:

                              SCHEDULE I:  FILINGS



                   JURISDICTION                FILING OFFICE
                   ------------                -------------

                                  SCHEDULE II



A.  Location of Chief Office






B.  Location of Inventory and other Collateral

                                  SCHEDULE III